SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                   Syms Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     4)   Date Filed:

________________________________________________________________________________

                                    SYMS CORP
                                    SYMS WAY
                           SECAUCUS, NEW JERSEY 07094




                                                                   June 13, 2003





Dear Shareholder:


     You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Syms Corp (the "Company") which will be held on July 17, 2003, at 10:30 a.m. at the offices of the Company.

     Information  about  the  meeting  and the  various  matters  on  which  the shareholders will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement which follow. Also included is a proxy card and postage paid return envelope.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy Card in the enclosed envelope as promptly as possible.




                                      Sincerely,




                                      Marcy Syms
                                      Chief Executive Officer

                                    SYMS CORP

                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                  JULY 17, 2003



To the Shareholders:


     Notice is hereby given that the Annual Meeting of Shareholders of Syms Corp will be held at the office of the Company at Syms Way, Secaucus, New Jersey 07094, on Thursday, July 17, 2003 at 10:30 a.m. for the following purposes:

          1. To elect six (6) Directors to serve for the term of one (1) year or until their respective successors have been elected and qualified.

          2. To ratify the appointment of BDO Seidman, LLP as independent accountants of the Company for the fiscal year ending February 28, 2004.

          3. To approve an amendment to the Syms Corp Amended and Restated Incentive Stock Option and Appreciation Plan extending the term of the Plan from July 28, 2003 to July 28, 2013.

          4. To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

     The foregoing items of business are described more fully in the Proxy Statement accompanying this notice.

     The close of business on June 13, 2003 has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and only shareholders of record at such time will be so entitled to vote.

     You are cordially invited to attend the meeting in person if possible. Please sign and date the enclosed proxy and return it in the envelope enclosed for this purpose, whether or not you plan to attend the meeting. It will assist us in keeping down the expenses of the meeting if shareholders return their signed proxies promptly, whether they own a few shares or many shares.


                                              By Order of the Board of Directors



                                              Antone F. Moreira
                                              Assistant Secretary

Secaucus, New Jersey
June 13, 2003

                                    SYMS CORP
                                    SYMS WAY
                           SECAUCUS, NEW JERSEY 07094

                                 PROXY STATEMENT
                              FOR ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                ON JULY 17, 2003


                                  INTRODUCTION


     This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation by the Board of Directors of Syms Corp, a New Jersey corporation, (the "Company"), of proxies for use at the July 17, 2003 Annual Meeting of the Shareholders of the Company or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's executive offices located at Syms Way, Secaucus, New Jersey 07094. The cost of preparing and mailing the proxy and this Proxy Statement and all other costs in connection with this solicitation of proxies will be borne by the Company. It is anticipated that the accompanying proxy and this Proxy Statement will be sent to shareholders of the Company on or about June 13, 2003.

     Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified. Any proxy in which no direction is specified will be voted FOR the election of the nominees for director, FOR the ratification of the appointment of BDO Seidman, LLP as independent accountants, and FOR the approval of an amendment to the Company's Amended and Restated Incentive Stock Option and Appreciation Plan (collectively the "Proposals"), and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournment(s) or postponement(s) thereof. Each proxy granted is revocable and may be revoked at any time prior to its exercise, by notifying American Stock Transfer & Trust Co., 59 Maiden Lane, New York, NY 10038 in writing, by executing a subsequent proxy or by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke a proxy. The Company intends to reimburse brokerage companies and others for forwarding proxy materials to beneficial owners of shares.

      Only shareholders of record of the Company's voting securities as of the close of business on June 13, 2003 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 15,440,478 shares of common stock, par value $.05 per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each of the Proposals and on all other matters properly brought before the Annual Meeting. Concurrently with the mailing of this Proxy Statement, the Company is mailing its Annual Report for its fiscal year ended March 1, 2003 to shareholders of record on June 13, 2003.

     Shareholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a representative of the Company's independent transfer agent appointed to serve as Inspector of Election at the meeting and who has executed and verified an oath of office. The holders of a majority of the shares of Common Stock issued and outstanding represented in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes cast at the Annual Meeting is sufficient to elect a director. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of BDO Seidman LLP as the Company's independent public accountants. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the amendment to the Company's Amended and Restated Incentive Stock Option and Appreciation Plan. Abstentions and broker non-votes are included in the determination of the number of shares present at the Annual Meeting for quorum purposes but not counted in the tabulations of the votes cast on proposals presented to shareholders.

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

     At the Annual Meeting, all six directors of the Company are to be elected for the term of one year or until their respective successors have been elected and qualified. It is intended that votes will be cast pursuant to proxies received from holders of Common Stock of the Company for the nominees listed below, unless the proxy contains contrary instructions. The affirmative vote of a plurality of the votes cast at the meeting is necessary for the election of directors.

     If any of the nominees listed below is unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for the remaining nominees and for such substitute nominee or nominees as the Board of Directors, in their judgment, designate. The Company at this time has no reason to believe that any of such nominees will decline or be unable to serve if elected.

     Background information with respect to the Board of Directors and nominees for election as directors, all of whom are incumbent directors, appears below. Except for Marcy Syms, who is the daughter of Sy Syms, there is no family relationship between any nominee and any other nominee or executive officer of the Company. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such person's holding of equity securities of the Company.

NAME OF DIRECTOR OR NOMINEE FOR ELECTION     AGE    DIRECTOR SINCE         PRINCIPAL OCCUPATION
----------------------------------------     ---    --------------         --------------------
Sy Syms (1) (2) .........................    77         1983        Chairman of the Board and Director of
                                                                    the Company

Marcy Syms (1) (2).......................    52         1983        Chief Executive Officer/President and
                                                                    Director of the Company

Antone F. Moreira........................    66         1997        Vice President, Treasurer and Chief
                                                                    Financial Officer and Director of the
                                                                    Company

Harvey A. Weinberg (3) (4)...............    65         1992        Director of the Company

David A. Messer(3)(4) ...................    41         1996        Director of the Company

Wilbur L. Ross, Jr.(3)(4) ...............    65      1983-1999;     Director of the Company
                                                        2000

----------
(1)  Member of the Executive Committee of the Company.
(2)  Sy Syms is the father of Marcy Syms.
(3)  Member of the Stock Option - Compensation Committee of the Company.
(4)  Member of the Audit Committee of the Company.

NOMINEES FOR ELECTION AS DIRECTOR

The following individuals are nominees for director at the Annual Meeting:

     SY SYMS has been Chairman of the Board, Chief Executive Officer and a Director of the Company and/or its predecessors since 1959. Mr. Syms was Chief Operating Officer of the Company from 1983 to 1984. Mr. Syms has been a Director of Israel Discount Bank of New York since December 1991. On January 22, 1998, Sy Syms resigned his position as Chief Executive Officer. Since that date, Mr. Syms has been Chairman of the Board.

     MARCY SYMS has been President and a Director of the Company since 1983 and Chief Operating Officer of the Company since 1984. On January 22, 1998, Marcy
Syms was named Chief Executive Officer/President. Marcy Syms is Sy Syms' daughter.

     ANTONE F. MOREIRA has been Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Syms Corp since May 1997. From 1996 to May 1997, Mr. Moreira was a financial consultant with Equitable Assurance Society, a financial services organization. From 1990 to 1995, Mr. Moreira was Executive Vice President and Chief Financial Officer of Stuarts Department Stores, Inc., a regional discount department store chain operating in New England. Mr. Moreira has been a Director of the Company since May 1997.

     HARVEY A. WEINBERG has been a consultant in various industries since April 1994. From April 1992 to April 1994, he was President and Chief Executive Officer of HSSI, Inc., a retailer of men's and women's apparel. From 1987 to September 1990, he was Chief Executive Officer and Vice Chairman of the Board of Directors of Hartmarx Corporation and from 1990 to September 1992, he served as Chairman of such Board of Directors. He is a trustee of Glimcher Realty Trust, a real estate investment trust. He is also a Director of R.G. Barry Corp. He has been a Director of the Company since 1992.

     DAVID A. MESSER has been President of Sempra Energy Trading Corp., a subsidiary of Sempra Energy, Inc., since January 1998. Prior to January 1998, Mr. Messer was President of AIG Trading Corp. where he had been employed since March 1990. He has been a Director of the Company since July 1996.

     WILBUR L. ROSS, JR. has been a principal of W L Ross & Company LLC since 2000. Mr. Ross was Managing Director of Rothchild, Inc. from 1976 to 1999. He was a Director of the Company from 1983 through March 1999 and was reappointed Director in October 2000.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED FOR EACH NOMINEE NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


     During the Company's fiscal year ended March 1, 2003 there were four meetings of the Board of Directors. Each director attended all of the fiscal 2002 meetings of the Board of Directors and the committees of which he or she was a member during the 2002 fiscal year. The Committees of the Board of Directors include an Audit Committee, an Executive Committee and a Stock Option
- Compensation Committee. The Board of Directors does not have a nominating committee.

     The Audit Committee has the principal function of reviewing the adequacy of the Company's internal system of accounting controls, conferring with the independent certified pubic accountants concerning the scope of their examination of the books and records of the Company and their audit and non-audit fees, recommending to the Board of Directors the appointment of independent certified public accountants, reviewing related party transactions and considering other appropriate matters regarding the financial affairs of the Company. The Audit Committee operates under a written charter adopted by the Board of Directors and intended to comply with the applicable requirements of the Securities and Exchange Commission and the New York Stock Exchange. The current members of the Audit Committee are Harvey A. Weinberg (Chairman), David
A. Messer and Wilbur L. Ross, Jr., none of whom is, or has ever been, an officer or employee of the Company and are all considered "Independent" for the purposes of the New York Stock Exchange listing standards. The Audit Committee met four times during the fiscal year ended March 1, 2003.

     The Executive Committee exercises all of the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law. The members of the Executive Committee are Sy Syms and Marcy Syms. The Executive Committee did not meet during the fiscal year ended March 1, 2003.

     The Stock Option - Compensation Committee reviews and recommends to the Board of Directors renumeration arrangements and compensation plans for the Company's officers and key employees and administers the Company's Amended and Restated Incentive Stock Option and Appreciation Plan, as amended (the "Option Plan"), and determines the officers and key employees who are to be granted options under the Option Plan and the number of shares subject to such options. The members of the Stock Option - Compensation Committee are David A. Messer, Wilbur L. Ross, Jr. and Harvey A. Weinberg, none of whom is, or has ever been, an officer or employee of the Company. The Stock Option - Compensation Committee met once during the fiscal year ended March 1, 2003.


                            COMPENSATION OF DIRECTORS

       Each member of the Board of Directors who is not an officer or employee of the Company receives a Director's fee presently established at the rate of $2,500 per meeting for attending regular or special meetings of the Board of Directors. Additionally, each committee member of the Board of Directors receives $500 for any committee meeting attended by such member, together with travel expenses related to such attendance. Directors who are officers or employees of the Company do not receive any additional compensation by reason of their service as directors.

                               EXECUTIVE OFFICERS

     The Company's executive officers, as well as additional information with respect to such persons, are set forth in the table below:

     Name                 Age    Position
     ----                 ---    --------
     Sy Syms              77     Chairman of the Board and Director
     Marcy Syms           52     Chief Executive Officer/President and Director
     Antone F. Moreira    66     Vice President, Chief Financial Officer,
                                   Treasurer, Assistant Secretary and Director
     Ronald Zindman       53     Executive Vice President, General Merchandise
                                   Manager
     Allen Brailsford     59     Executive Vice President, Operations
     Myra Butensky        44     Vice President, Divisional Merchandise Manager
                                   Men's Tailored Clothing
     James Donato         47     Vice President, Operations
     Elyse Marks          50     Vice President, Information Services
     John Tyzbir          49     Vice President, Human Resources

     Information with respect to executive officers of the Company who also are Directors is set forth on Page 3 of this Proxy Statement.

     RONALD ZINDMAN has been Executive Vice President - General Merchandise Manager of the Company since March 1997. He was Vice President, General Merchandise Manager, Ladies, Men's and Haberdashery of the Company from July 1994 to March 1997. Previously, Mr. Zindman was Vice President - General Merchandise Manager Ladies of the Company from March 1993 to July 1994 and a buyer of men's and women's merchandise from March 1990 to March 1993.

     ALLEN BRAILSFORD has been Executive Vice President of the Company since April 2001. Mr. Brailsford was Vice President of Operations of the Company from March 1992 to March 2001, and from March 1985 to March 1992, he was Director of Distribution of the Company.

     MYRA BUTENSKY has been Vice President - Divisional Merchandise Manager, Men's Tailored Clothing of the Company since January 1999. From May 1998 to January 1999, Ms. Butensky was Divisional Merchandise Manager, Ladies, of the Company. From June 1991 to April 1998, Ms. Butensky was a ladies buyer. Prior to joining the Company in 1991, Ms. Butensky was a buyer with Popular Trading Club, Inc, and also spent 10 years with Macy's in a number of buying positions.

     JAMES DONATO has been Vice President of Operations of the Company since April 2001. From November 1997 to March 2001 he was Director of Store Planning of the Company. Prior to November 1997, Mr. Donato was in store management as a District Manager and Store Manager of the Company.

     ELYSE MARKS has been Vice President of MIS of the Company since April 2001. From November 1999 to March 2001, Ms. Marks was Director of MIS of the Company. Prior to November 1999, Ms. Marks was manager of MIS and store systems of the Company. From 1983 to 1987, she was also in store management for the Company.

     JOHN TYZBIR has been Vice President - Human Resources of the Company since April 1999. From October 1997 to April 1999, Mr. Tyzbir was Director of Human Resources of the Company. From January 1995 to October 1997, Mr. Tyzbir was Director of Human Resources of Zallie Supermarkets Corp. From June 1991 to January 1995, Mr. Tyzbir was Director of Human Resources and Planning of Carson Pirie Scott Inc.

     The Company's officers are elected annually by the Board of Directors and hold office at the discretion of the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of June 13, 2003, by each person known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock, by each Director and nominee for Director, each of the executive officers named in the Summary Compensation Table, and by all Directors and executive officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

                                                 AMOUNT AND NATURE OF
                                                 BENEFICIAL OWNERSHIP           PERCENT OF
NAME AND ADDRESS  OF BENEFICIAL OWNER    OF COMMON STOCK AS OF JUNE 14, 2001      CLASS
-------------------------------------    -----------------------------------    ----------

Sy Syms...............................                                             39.2%
Syms Way, Secaucus, NJ  07094                      6,046,383 (1)

Marcy Syms............................             2,557,363 (2)(3)                16.0%
Syms Way, Secaucus, NJ 07094

Tweedy Browne Company, L.P............             1,520,640                        9.9%
52 Vanderbilt Avenue
New York, NY 10017

Franklin Advisory Services, Inc.......             1,430,000                        9.3%
777 Mariner's Island Blvd.
San Madeo, CA 94403

Dimensional Fund Advisors, Inc........             1,118,900                        7.2%
1299 Ocean Avenue
Santa Monica, CA 90401

Ronald  Zindman.......................               162,100 (4)                    1.0%
Syms Way, Secaucus, NJ 07094

Harvey A. Weinberg....................                                                *
2384 Augusta Way                                         200
Highland Park, IL 60035

Allen Brailsford......................                                                *
Syms Way, Secaucus, NJ 07094                           4,200

David A. Messer.......................                 2,000                          *
Sempra Energy
58 Commerce Road
Stamford, CT 06902

Antone F. Moreira.....................                 4,000                          *
Syms Way, Secaucus, NJ 07094

Wilbur L. Ross, Jr....................                 3,000                          *
WL Ross & Company LLC
101 East 52nd Street
New York, NY 10022

All directors and executive officers               8,796,646                       57.0%
as a group (12 persons)...............

----------
* Less than one percent.

(1) Includes (a) 6,046,283 shares held in the Sy Syms Revocable Living Trust, dated March 17, 1989, as amended (the "Sy Syms Revocable Living Trust"); Sy Syms retains the sole voting power of such shares and the right to revoke the Sy Syms Revocable Living Trust at any time, and (b) 100 shares held by Sy Syms as custodian for Jillian E. Merns.

(2) Includes 525,000 shares issuable upon the exercise of options granted under the Option Plan and either currently exercisable or exercisable within 60 days of June 13, 2003.

(3) Includes (a) 687,788 shares held in the Laura Merns Living Trust, dated February 14, 2003, between Laura Merns, as settlor, and Marcy Syms, as trustee and (b) 317,183 shares held in the [Marcy Syms Revocable Living Trust, dated January 12, 1990, as amended; Marcy Syms retains the sole voting power of such shares and the right to revoke the Marcy Syms Revocable Living Trust at any time.

(4) Includes 159,900 shares issuable upon the exercise of options granted under the Option Plan and either currently exercisable or exercisable within 60 days of June 13, 2003.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company and its subsidiaries for the last three fiscal years to its five most highly compensated executive officers, including the Chief Executive Officer, serving as such at the end of the most recently completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                     AWARDS (2)
NAME AND PRINCIPAL POSITION                        ANNUAL COMPENSATION               SECURITIES      ALL OTHER
---------------------------             ---------------------------------------      UNDERLYING      COMPENSA-
                                        YEAR(1)         SALARY           BONUS      OPTIONS/SARs     TION (3)
                                        -------     ---------------     -------     ------------     ---------
Sy Syms............................      2002       $721,138 (4)(5)     $     0          0             $    0
Chairman of the Board                    2001       $824,980 (4)(5)     $     0          0             $    0
                                         2000       $840,845 (4)(5)     $     0          0             $    0

Marcy Syms ........................      2002       $589,544 (4)        $     0          0             $    0
Chief Executive Officer/President        2001       $573,332 (4)        $     0          0             $    0
                                         2000       $557,507 (4)        $     0          0             $    0

Ronald Zindman.....................      2002       $350,000            $     0          0             $    0
Executive Vice President-                2001       $350,000            $     0          0             $    0
General Merchandise Manager              2000       $356,743            $10,000          0             $    0

Antone F. Moreira..................      2002       $150,800            $     0          0             $    0
Vice President, Chief Financial          2001       $150,800            $     0          0             $    0
Officer, Treasurer and Assistant
Secretary                                2000       $146,500            $ 5,000          0             $    0

Allen Brailsford...................      2002       $132,600            $     0          0             $    0
Executive Vice President                 2001       $132,600            $     0          0             $    0
Operations                               2000       $130,950            $10,000          0             $    0


(1) The compensation reported for fiscal years ended March 1, 2003 and March 2, 2002 reflects annual salaries for a 52-week period. The compensation reported for fiscal year ended March 3, 2001 reflects salaries for a 53-week period.

(2) During the period covered by the table, the Company did not make any restricted stock awards or have in effect (or make payments under) any long term incentive plan other than the Option Plan, pursuant to which only stock options, but no stock appreciation rights, were awarded.

(3) Company's contributions to a defined contribution profit sharing retirement plan.

(4) Sy Syms is paid at a weekly rate of $12,019 and Marcy Syms is paid at a weekly rate of $11,866.

(5) Excludes payments made under the lease of the Elmsford store. See "Certain Relationships and Related Transactions."


                       STOCK OPTION GRANTS IN FISCAL 2002

No stock options or stock appreciation rights were granted to the executive officers named in the Summary Compensation Table during the fiscal year ended March 1, 2003.


                         AGGREGATED OPTION/SAR EXERCISES
            IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

The following table provides information concerning exercises of stock options as of March 1, 2003 by the executive officers named in the Summary Compensation Table and the value of unexercised options held by them at March 1, 2003.

                                                NUMBER OF  SECURITIES          VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED             IN-THE-MONEY
                      NUMBER OF                    OPTIONS/SARs AT                 OPTIONS/SARs AT
                       SHARES       VALUE          MARCH 1, 2003 (1)           MARCH 1, 2003 ($) (2)
                     ACQUIRED ON   REALIZED   --------------------------    --------------------------
NAME                  EXERCISE       ($)      EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
----                 -----------   --------   -----------  -------------    -----------  -------------
Sy Syms                  0            0               0            0                0             0
Marcy Syms               0            0         525,000       62,500          451,250       112,813
Ronald Zindman           0            0         159,900       18,100          288,620        32,671
Antone F. Moreira        0            0           4,000        1,000            7,220         1,805
Allen Brailsford         0            0           4,000        1,000            7,220         1,805

----------
(1)  No SARs are held.

(2) Based upon a closing price of $7.43 per share of Common Stock on the New York Stock Exchange on February 28, 2003.


                                  PENSION PLAN

    The following table sets forth the estimated annual benefits payable on retirement to persons in specified renumeration and years of participation classifications under the Company's defined benefit pension plan (the "Pension Plan") for employees not covered under collective bargaining agreements:

HIGHEST FIVE               15          20          25          30          35
YEAR AVERAGE            YEARS OF    YEARS OF    YEARS OF    YEARS OF    YEARS OF
COMPENSATION            SERVICE     SERVICE     SERVICE     SERVICE     SERVICE
------------            --------    --------    --------    --------    --------
 $  50,000  .........   $ 5,700     $ 7,600     $ 9,500     $ 9,500     $ 9,500
    75,000  .........     8,550      11,400      14,250      14,250      14,250
   100,000  .........    11,400      15,200      19,000      19,000      19,000
   125,000  .........    14,250      19,000      23,750      23,750      23,750
   150,000  .........    17,100      22,800      28,500      28,500      28,500

     Each participant in the Pension Plan is entitled to an annual retirement benefit equal to 19% of the average compensation (excluding bonuses) during his five consecutive highest paid calendar years during the ten years prior to retirement except that the annual benefit payable to Sy Syms at normal retirement, as per the Pension Plan, cannot exceed $70,000. A participant's interest vests over a seven year period commencing in the third year at the rate of 20% after completing three years of employment and 20% for each year thereafter, and is 100% vested after the completion of seven years of service. Benefit payments are made in the form of one of five annuity payment options elected by the participant. Amounts in the table are based on a straight life annuity. For the executive officers named in the Summary Compensation Table, compensation for purposes of the Pension Plan generally corresponds to the amounts shown in the "Salary" column of the Summary Compensation Table.

     Currently no more than $160,000 (as adjusted from time to time by the Internal Revenue Service) of cash compensation may be taken into account in calculating benefits payable under the Pension Plan. Executive officers in the Summary Compensation Table were credited with the following years of service at December 31, 2002: Sy Syms, 29 or more years; Marcy Syms, 25 or more years; Ronald Zindman, 13 years; Allen Brailsford, 18 or more years; and Antone Moreira 6 or more years. Benefits under the Pension Plan are not subject to any deduction for social security or other offset amount. The annual retirement benefit is reduced pro rata if the employee has completed less than fifteen years of service. Effective December 31, 1994, the plan was amended to change the pro rata reduction to be based on 25 years of participation. A participant is entitled to be paid his benefits upon his retirement at age 65. If a participant has completed at least 15 years of service he may retire upon reaching age 55 but the benefits he receives will be actuarially reduced to reflect the longer period during which he will receive a benefit. A participant who leaves the Company for any reason other than death, disability or retirement will be entitled to receive the vested portion of his benefit payable over different periods of time depending on the aggregate amount vested and payment option elected.

                              EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement dated November 1, 1996 with its Executive Vice President - General Merchandise Manager, Ronald Zindman. Pursuant to the agreement, Mr. Zindman is to receive a minimum salary of $225,000 per year from inception through March 1, 1997; $300,000 per year for the next succeeding three years; $350,000 per year for the next succeeding three years; $400,000 per year for the next succeeding three years; and $450,000 per year for the final three years of the agreement. The agreement is to remain in effect until March 1, 2009. Termination of the agreement by the Company before that date will require a payment to Mr. Zindman equal to 150% of one year's salary (at the employee's then current rate). If this agreement is terminated by the employee prior to its final term, the Company must pay to the employee a sum equal to 60% of one year's salary (also at the employee's then current rate).


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All of the members of the Stock Option-Compensation Committee are non-employee directors and none has any direct or indirect material interest in or relationship with the Company outside of his position as a Director. The members of this Committee are Harvey A. Weinberg, David A. Messer and Wilbur L. Ross, Jr.

     No executive officer of the Company served during fiscal 2002 (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers serves on the Stock Option - Compensation Committee of the Company; (ii) as a director of another entity, one of whose executive officers served on the Stock Option-Compensation Committee of the Company; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Director of the Company.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING PERFORMANCE GRAPH AND "REPORT OF THE COMPENSATION COMMITTEE" SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                                PERFORMANCE GRAPH

     Below is a graph comparing the cumulative total shareholders return on the Company's Common Stock for the last six fiscal years (beginning February 27, 1998 and ending March 1, 2003, the last trading day during the Company's last completed fiscal year) with the cumulative total return of the Wilshire 5000 Index and the S&P Retail Composite Index over the same period (assuming (i) the investment of $100 on February 27, 1998 in the Company's Common Stock and in each of these two Indexes, (ii) reinvestment of all dividends and (iii) no payment of brokerage or other commissions or fees).

         [Table below represents a line chart in the printed document.]

                2/27/1998  2/26/1999  2/25/2000  3/2/2001  3/1/2002  3/1/2003
                ---------  ---------  ---------  --------  --------  --------
Syms Corp         $100       $ 58       $ 32       $ 42      $ 42      $ 52
S&P Retail         100        149        158        153       177       127
Wilshire 5000      100        113        132        114       103        80


REPORT OF THE STOCK OPTION - COMPENSATION COMMITTEE

     The Stock Option - Compensation Committee's executive compensation policy strives to provide compensation rewards based upon both corporate and individual performance while maintaining a relatively simple compensation program in order to avoid the administrative costs which the Stock Option - Compensation Committee believes are inherent in multiple complex compensation plans and agreements. The Company has only one employment agreement with an executive officer, Ronald Zindman, and has only one executive compensation plan, the Option Plan.

     The determination of compensation ranges for executive officers reflects a review of salaries and bonuses for executive officers holding similar positions in retailers of relatively comparable size and orientation. However, in making compensation decisions, the Stock Option - Compensation Committee remains cognizant of the Board of Directors' responsibility to enhance shareholder value. The Stock Option - Compensation Committee utilizes cash bonuses, when it feels a bonus is merited, based on factors such as an executive's individual performance and the Company's performance relative to its past performance and the performance of competitors. The Company has available a long-term incentive for executives to both remain in the employ of the Company and to strive to maximize shareholder value through the Option Plan, which aligns the interests of executives with those of shareholders.

     Determination of Marcy Syms' compensation as the Company's Chief Executive Officer for the fiscal year ended March 1, 2003 reflects the Company's performance and a comparison with chief executive officer compensation of the Company's competitors, but also reflects recognition of Ms. Syms unique, ongoing contribution to the growth, success and profitability of the Company.

     It is the responsibility of the Stock Option - Compensation Committee to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. In this regard, the Stock Option -Compensation Committee must determine whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any Executive Officer will receive any such compensation in excess of this limit. Therefore, the Stock Option - Compensation Committee has not taken any action to comply with the limit.

                                         STOCK OPTION - COMPENSATION COMMITTEE

                                              Harvey A. Weinberg
                                              David A. Messer
                                              Wilbur L. Ross, Jr.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases its store in Elmsford, New York from Sy Syms, Chairman of the Board and principal shareholder of the Company. The lease for this store between the Company and Mr. Syms expired November 30, 1999 and the property had been occupied by the Company on a month-to-month basis through November 30, 2002. On December 1, 2002, Syms Corp and Sy Syms entered into a lease for the Elmsford store for a fixed annual rent of $796,500 which expires on November 30, 2010. The audit committee of the Board of Directors, which is comprised solely of the independent directors of the Board of Directors, reviewed and ratified the execution and delivery of such lease. During the fiscal year ended March 1, 2003, the Company paid to Sy Syms approximately $649,000 in fixed rent.

     On April 2, 2001, the Company loaned the Marcy Syms Revocable Trust $800,000. The loan is evidenced by the Trust's ten-year Note which is guaranteed by Marcy Syms, Chief Executive Officer and President of the Company and daughter of Sy Syms, and is secured by a first priority mortgage on the real estate which Ms. Syms owns in Westchester County, New York. The Note bears interest at the rate of 5.43% per annum (the then applicable federal long term rate) payable annually. In fiscal 2002, the Marcy Syms Revocable Trust paid in full a Note to the Company in the amount of $800,000.

     On January 10, 2002, an independent committee of the Board of Directors was established to review the potential acquisition of Stanley Blacker, Inc., a corporation owned by the Sy Syms Revocable Living Trust. This committee obtained an independent appraisal as to the fair market value of the business enterprise of Stanley Blacker, Inc., and on April 18, 2002, the Board of Directors approved the acquisition based on the independent committee's recommendation to acquire the assets of Stanley Blacker, Inc. The assets of Stanley Blacker, Inc. consisted substantially of trademarks and trade names licensed to third party manufacturers of clothing and accessories. The acquisition of such assets was consummated on May 1, 2002, for a purchase price consisting of $250,000 paid in cash, $250,000 paid by the issuance of 44,138 shares of the Company's Common Stock and the balance by the taking of the assets subject to a note payable to Fleet National Bank in the principal amount of $1,675,000 together with interest thereon of approximately $11,355, which note was paid in full by the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Common Stock of the Company with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such forms they file.

     To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to its executive officers, directors, and greater than 10% shareholders were met.


                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and reporting process. The Company's independent auditors are  responsible  for  expressing  an opinion on the  conformity of the
Company's audited financial statements to generally accepted accounting principles.

     In this  context,  the Audit  Committee  has  reviewed and  discussed  with management and the independent auditors the Company's audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (communication with audit committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (independence discussions with audit committees) and discussed with them their independence from the Company and its management.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 1, 2003, for filing with the Securities and Exchange Commission.

                                                   AUDIT COMMITTEE

                                                   David A. Messer
                                                   Harvey A. Weinberg
                                                   Wilbur L. Ross, Jr.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                   PROPOSAL 2

     The Board of Directors of the Company has appointed BDO Seidman, LLP ("BDO Seidman") as the independent accountants for the Company for the fiscal year ending February 28, 2004 and recommends that shareholders ratify such appointment. The affirmative vote of a majority of the votes cast at the meeting is necessary for ratification of the appointment of BDO Seidman as the independent accountants for fiscal 2003. If the shareholders do not ratify the appointment of BDO Seidman as the Company's independent accountants, the Board of Directors and the Audit Committee will reconsider this selection.

     On May 23, 2003, upon the recommendation of the Company's Audit Committee, the Company's Board of Directors voted to approve the engagement of BDO Seidman as the Company's independent auditors. BDO Seidman will replace Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent auditors. Effective May 28, 2003, the Company dismissed Deloitte & Touche as the Company's independent auditors. Deloitte & Touche and its predecessor firms had audited the financial statements of the Company for more than the past ten fiscal years and served as the Company's independent accountants for the fiscal year ended March 1, 2003.

     A representative of BDO Seidman is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders. Representatives of Deloitte & Touche are not expected to attend the meeting.

     None of Deloitte & Touche's reports on the Company's consolidated financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of Deloitte & Touche as the independent accountants, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte & Touche's satisfaction, would have caused Deloitte & Touche to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such period; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Deloitte & Touche with a copy of the foregoing statements and received a letter from Deloitte & Touche stating its agreement with such statements. The Company filed this letter as an exhibit to its current report on Form 8-K/A filed with the SEC on June 3, 2003.

         During the Company's two most recent fiscal years and any subsequent interim period prior to engaging BDO Seidman as the independent accountants, the Company did not consult BDO Seidman with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as defined in
Item 304(a)(1)(v) of Regulation S-K).

     AUDIT FEES: Audit fees billed to the Company by Deloitte & Touche for auditing the Company's annual financial statements for the fiscal year ended
March 1, 2003 and reviewing the financial statements included in the Company's quarterly reports on Form 10Q amounted to $150,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: No services were performed by, or fees incurred to, Deloitte & Touche in connection with the financial information services design and implementation projects for the fiscal year ended March 1, 2003.

     ALL OTHER FEES: Fees for employee benefit related services were billed by Deloitte & Touche during the fiscal year ended March 1, 2003 amounted to approximately $30,000.

     The Company and the Audit Committee have considered whether other non-audit services by Deloitte & Touche are compatible with maintaining the independence of Deloitte & Touche in its audit of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN. PROXIES SOLICITED HEREBY WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                              APPROVAL OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                  INCENTIVE STOCK OPTION AND APPRECIATION PLAN
                                   PROPOSAL 3

     The Board of Directors has approved, subject to the approval of the Company's shareholders, an amendment to the Company's Amended and Restated Incentive Stock Option and Appreciation Plan, as amended (the "Option Plan"), which amendment extends the term of the Option Plan to July 28, 2013 and provides that options and/or stock appreciation rights under the Option Plan may be granted on or before July 28, 2013. Currently, the Option Plan expires on July 28, 2003 and provides that no options and/or stock appreciation rights may be granted under the Option Plan after such date. A copy of the Option Plan is attached as Appendix A hereto.

     The purpose of the Option Plan is to enable the Company to attract and retain key employees and to secure for the Company the benefits of the incentive inherent in ownership of the Company's equity securities by employees who are responsible for the continuing growth and success of the Company. Grants under the Option Plan may take the form of stock options ("Options"), including corresponding stock appreciation rights.

     The Company's Option Plan, formerly the 1983 Incentive Stock Option Plan, was adopted by the Board of Directors and approved by the shareholders in July 1983, amended and restated upon the approval of both the Board of Directors, in March 1986, and the shareholders, in May 1986, amended by the Board of Directors in November 1987, amended in May 1993 upon approval of both the Board of Directors and the shareholders and further amended in June 2000 upon approval of both the Board of Directors and the shareholders.

     The following is a summary of the Option Plan as now in effect.

COMMON STOCK SUBJECT TO THE AMENDED PLAN

     The maximum number of shares of Common Stock that may be the subject of awards under the Option Plan is 1,500,000. The Option Plan does not provide for any maximum or minimum number of Options that may be granted to a single person. However, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock with respect to which incentive stock options ("ISOs") granted to any individual under the Option Plan (and any other plan of the Company that can grant ISOs) which first become exercisable during any calendar year may not exceed $100,000. ISOs may not be granted to an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent of the Company, unless at the time of grant the exercise price of such ISO is at least 110% of the fair market value of the Common Stock and such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

AMENDED PLAN ADMINISTRATION

     The Option Plan is administered by the Stock Option-Compensation Committee (the "Committee"), currently consisting of Harvey A. Weinberg, David A. Messer and Wilbur L. Ross, Jr., or in the absence of a duly constituted Committee, by the Board of Directors of the Company. A member of the Committee may not vote upon the granting of an Option or stock appreciation right ("SAR") to himself.

     Subject to the express provisions of the Option Plan, the Committee has authority, among other things: (i) to determine (a) the participants, (b) the time of grant and exercise price of, and the number of shares of Common Stock to be subject to the Options or SARs granted to each participant, (c) whether an Option will be an ISO or a nonqualified option, (d) whether a SAR will be related to an Option (whenever granted) and (e) the exercise period and exercise terms of each Option and SAR; (ii) to construe the Option Plan and certificates granted pursuant thereto; (iii) to establish, amend and rescind rules for administering the Option Plan; and (iv) to make all other determinations deemed by it to be necessary or advisable in administering the Option Plan which shall be final and binding on all persons.


ELIGIBILITY

     Under the Option Plan, Options and SARs may be granted only to key employees of the Company (including directors and officers who are also employees) based on the duties of the employees, their present and potential contributions to the success of the Company and any other factor deemed relevant by the Committee. As of June 13, 2003, the Company has approximately 250 employees who are eligible to receive grants under the Option Plan.

GRANTS UNDER THE AMENDED PLAN

     INCENTIVE STOCK OPTIONS AND NONQUALIFIED OPTIONS. ISOs meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified options that do not meet such requirements are both available for grant under the Option Plan. The exercise price of Options will be set by the Committee and stated in the option agreement and, in the case of ISOs, may not be less than 100% of fair market value of the underlying shares on the date of grant (110% in the case of a more than 10% owner of Common Stock).

     STOCK APPRECIATION RIGHTS. The Committee may award SARs, which may or may not be granted together with Options, under the Plan. Generally SARs permit the holder thereof to receive an amount (in cash, Common Stock or a combination thereof) equal to the number of shares of Common Stock with respect to which SARs are exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price. In general, the exercise of any portion of the SARs or any related option will cause a corresponding reduction in the number of shares of Common Stock remaining subject to SARs and related option.

EXERCISE OF OPTIONS AND SARS AND RESALE OF STOCK

     Options and SARs granted under the Option Plan are exercisable at varying times and amounts and in the manner determined by the Committee at the time of grant, but in no event for more than a ten-year period (or a five-year period in the case of a 10% or greater shareholder). Options and SARs may be exercised by giving written notice to the Company, and with respect to Options, generally accompanied by payment in full by cash or shares of Common Stock with an equivalent market value or, by delivery of notes, property or in any other form. Exercise of SARs related to an option granted under the Option Plan requires surrender of the related option or portion thereof; and exercise of an Option requires surrender of any related SAR.

     Options and/or SARs may be exercised by the employee during employment by the Company except if employment terminates by reason of death, disability or retirement. If employment terminates on account of disability (as defined in Section 22(e)(3) of the Code) or death, an Option or SAR may be exercised by the employee or the employee's executor, administrator or such other party entitled by law to succeed to the rights of the deceased, as the case may be, as to all Common Stock subject to such Option or SAR, for six months following the termination of employment (subject to the term of the Option or SAR); if employment terminates by reason of retirement, an Option or SAR may be exercised for three months following retirement (subject to the term of the Option or SAR) to the extent it was exercisable on the date of retirement.

     Common Stock acquired pursuant to the exercise of an Option may be resold pursuant to an exemption, if available, from the registration provisions of the Securities Act of 1933, as amended (the "Act"), including the exemption afforded by Section 4(1) of the Act which will generally be available to the employee, provided that the employee is not deemed to be an "affiliate" of the Company. Affiliates (defined under the Act to include persons who directly or indirectly control the Company) will not be able freely to resell Common Stock acquired through the exercise of Options and SARs in reliance upon the exemption afforded by Section 4(1) of the Act, but may make resales pursuant to another exemption from registration under the Act, if available, including the exemption provided by Rule 144, or pursuant to an appropriate resale prospectus filed as part of a registration statement (if filed by the Company, in its discretion) covering resale of the Common Stock by affiliates.

     In addition, directors and executive officers of the Company and beneficial owners of more than 10% of the Company's Common Stock should note the applicable provisions of Section 16(a) and Section 16(b) of the Securities Exchange Act of 1934, as amended.

RIGHT TO TERMINATE EMPLOYMENT

     The Option Plan does not impose an obligation (i) on the Company to continue the employment of any holder of an Option and (ii) on the part of any holder of an Option to remain in the employ of the Company.

NON-TRANSFERABILITY

     Options and SARs granted under the Option Plan are not transferable other than by will or by the laws of descent and distribution. During the lifetime of the holder, Options and SARs may be exercised only by the holder thereof.
Options and SARs may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) except to the extent expressly provided for in the Option Plan, and shall not be subject to execution, attachment or similar process.

DURATION AND AMENDMENTS

     The Option Plan will terminate on July 28, 2003 and no Option or SAR shall be granted under it thereafter.

     The Option Plan may be terminated at any time and may be modified or amended in such manner as the Committee, or the Board, as the case may be, deems advisable, provided, however, that the Committee or the Board, as the case may be, may not make certain material amendments without the approval of the shareholders. Notwithstanding the foregoing no termination, modification or amendment of the Option Plan may materially alter or adversely affect any outstanding grant under the Option Plan without the written consent of the holder of the grant.

ADJUSTMENTS

     The Committee or the Board of Directors, as the case may be, may proportionally adjust the number of shares of Common Stock authorized to be issued under the Option Plan for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, or other change in corporate or capital structure, such as a merger, consolidation or reorganization.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE OPTION PLAN

     The following summary generally describes the principal United States federal income tax consequences of Options and SARs granted under the Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect and does not address state, local or foreign tax matters.

     NONQUALIFIED STOCK OPTIONS. If an Option that is not an ISO is granted in accordance with the terms of the Option Plan, generally no income will be recognized by the recipient at the time the Option is granted. On exercise of such Option, the amount by which the fair market value of the Common Stock on the date of the exercise exceeds the purchase price of such shares will generally be taxable to the recipient as ordinary income, and generally will be deductible for tax purposes by the Company (or one of its subsidiaries) in the year in which the recipient recognizes the ordinary income. The disposition of shares acquired upon exercise of any Option will ordinarily result in capital gain or loss (long-term if the shares have been held for more than 12 months) in an amount equal to the difference between the amount realized on such disposition and their tax basis (i.e., generally the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Option).

     INCENTIVE STOCK OPTIONS. If an ISO is granted in accordance with the terms of the Option Plan, no income will be recognized by the recipient at the time the ISO is granted. On exercise of an ISO, the recipient will generally not recognize any income and the Company (or one of its Subsidiaries) will generally not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the recipient to the alternative minimum tax. The disposition of shares acquired upon exercise of an ISO will ordinarily result in long-term capital gain or loss. However, if the recipient disposes of the shares acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the recipient will generally recognize ordinary income, and the Company (or one of its subsidiaries) will generally be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the Common Stock on the date the ISO is so exercised over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the recipient on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute long-term or short-term capital gain (depending on the applicable holding period).

     STOCK APPRECIATION RIGHTS. If a SAR is granted in accordance with the terms of the Option Plan, no income will be recognized by the recipient at the time the SAR is granted. The amount of any cash (or the fair market value of any Common Stock) received upon the exercise of SARs under the Option Plan will be included in the holder's ordinary income and the Company (or one of its Subsidiaries) will be entitled to a deduction for such amount.

     WITHHOLDING TAXES. To the extent a holder of an Option or a SAR recognizes ordinary income in connection therewith, the Company may be required to withhold applicable income taxes related thereto.

ERISA STATUS

     The Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1976, as amended, nor is it qualified under Section 401(a) of the Code.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth equity compensation plan information as of March 1, 2003:

------------------------------- ------------------------------------------------------------------------------------
                                                        Equity Compensation Plan Information
------------------------------- ------------------------------------------------------------------------------------
                                                                                            Number of securities
                                                                                            remaining available
                                   Number of securities                                     for future issuance
                                       to be issued             Weighted-average                under equity
                                     upon exercise of           exercise price of            compensation plans
                                   outstanding options,       outstanding options,         (excluding securities
        Plan category              warrants and rights         warrants and rights        reflected in column (a))
        -------------              -------------------         -------------------        ------------------------
                                           (a)                         (b)                          (c)
------------------------------- --------------------------- -------------------------- -----------------------------
Equity compensation
    plans approved by
    security holders ........            991,150                      $7.21                       508,850
------------------------------- --------------------------- -------------------------- -----------------------------
Equity compensation
    plans not approved
    by security holders......              N/A                         N/A                          N/A
------------------------------- --------------------------- -------------------------- -----------------------------
         Total ..............            991,150                      $7.21                       508,850
------------------------------- --------------------------- -------------------------- -----------------------------

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is necessary for the approval of this amendment to the Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENT TO THE OPTION PLAN. PROXIES SOLICITED HEREBY WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the Annual Meeting, except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies therein in accordance with their best judgment on such matters.


                         NOTICE OF SHAREHOLDER PROPOSALS

     Proposals of shareholders to be considered by the Company for inclusion in the proxy material for the annual meeting in 2003, must be received by the Company not later than February 1, 2004 and must comply with the proxy solicitation rules of the Securities and Exchange Commission. In accordance with Rule 14a - 4(c) (1) of the Securities Exchange Act of 1934, as amended, management proxy holders intend to use their discretionary voting authority with respect to any shareholder proposal raised at the annual meeting in 2004 as to which the proponent fails to notify the Company on or before May 1, 2004 (45 days prior to the date on which this Proxy Statement was first mailed to shareholders).

                          ANNUAL REPORT TO SHAREHOLDERS


     The Company's Annual Report for the fiscal year ended March 1, 2003, including financial statements, is being mailed to shareholders of the Company with this Proxy Statement. The Annual Report does not constitute a part of the Proxy Solicitation materials. Shareholders may without charge, obtain copies, excluding certain exhibits, of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests for this Report should be addressed to Investor Relations, Syms Corp, Syms Way, Secaucus, New Jersey 07094.

     Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.


                                              By Order of the Board of Directors



                                              Antone F. Moreira
                                              Assistant Secretary



June 13, 2003

                                                                      APPENDIX A

                                    SYMS CORP

                              AMENDED AND RESTATED

                  INCENTIVE STOCK OPTION AND APPRECIATION PLAN


1.       PURPOSES OF THE PLAN

         The purposes of this Incentive Stock Option and Appreciation Plan (the "Plan") are to assist Syms Corp., a New Jersey corporation (the "Corporation"), and its subsidiaries (hereinafter defined) in attracting and retaining key employees and to secure for the Corporation and its subsidiaries the benefits of the incentive inherent in ownership of the Corporation's equity securities by employees who are responsible for the continuing growth and success of the Corporation and its subsidiaries. The Plan is intended to allow the granting of options which will be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and options that are not incentive stock options ("nonqualified stock options"). The Plan is also intended to allow the granting of stock appreciation rights ("SARs"). Except with respect to options designated as nonqualified stock options, and stock appreciation rights, all terms and conditions of this Plan and any option agreements, and other instruments evidencing the grant of options pursuant hereto, shall be construed in accordance with provisions of the Code applicable to incentive stock options.

         For  the  purposes  of  this  Plan,   the  term   "subsidiary"   and/or
"subsidiaries" shall have the same meaning as the term "subsidiary corporation" defined in Section 424(f) of the Code, as from time to time amended.

2.       SHARES SUBJECT TO THE PLAN

         Subject to the provisions of Section 14 of the Plan, an aggregate of 1,000,000 shares of Common Stock, par value $.05 per share, of the Corporation ("Common Stock"), are available for the granting of stock appreciation rights and issuance upon the exercise of options under the Plan.

         The shares to be issued upon the exercise of options under the plan may be authorized but unissued shares of Common Stock or issued shares of Common Stock which are held in the treasury of the Corporation. If an option or stock appreciation right granted under the Plan shall expire or terminate for any reason without having been exercised in full (other than an option or stock appreciation right surrendered for cancellation upon exercise), the unpurchased shares and the stock appreciation rights which were subject thereto shall, unless the Plan shall have been terminated, be added to the shares otherwise available for options and stock appreciation rights under the Plan.

3.       TERMS OF THE PLAN

         Subject to the provisions of Sections 15 and 17, the Plan shall commence effective as of July 29, 1983, and options and/or stock appreciation rights granted under the Plan must be granted no later than July 28, 2003.

4.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a committee (the "Committee") which shall consist of not less than two members who shall be appointed by the Board of Directors of the Corporation or, in the absence of such a committee, by the Board of Directors of the Corporation. All actions of the Committee or the Board of Directors with respect to the Plan shall be taken in accordance with the By-Laws of the Corporation. Directors of the Corporation who are either eligible to receive options or stock appreciation rights or both, or to whom options or stock appreciation rights or both have been granted, may vote on any matters affecting the administration of the Plan or the granting of options and stock appreciation rights under the Plan; provided, however, that no director shall vote upon the granting of an option or stock appreciation right to himself, but any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors at which the Plan is administered or action is taken with respect to the granting of an option or stock appreciation right. Any action of the Committee or the Board of Directors may be taken by a written instrument signed by all of the members of the Committee or the Board of Directors, as the case may be, and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called.

         Subject to the express provisions of the Plan, the Committee or the Board of Directors, as the case may be, shall have the authority, in its discretion: (i) to determine the individuals to receive options or stock appreciation rights or both, the times when they shall receive them, whether a stock appreciation right shall be related to an option (whenever granted), the number of shares to be subject to each option and the number of shares with respect to which stock appreciation rights are to be granted, the exercise price (which must be a lawful consideration) for shares of Common Stock subject to each option and the exercise price (which must be a lawful consideration) of each stock appreciation right, the term of each option or stock appreciation right, the date each option or stock appreciation right shall become exercisable, the adjustment, if any, in the exercise price of an option or a stock appreciation right and the number of shares subject to any option or stock appreciation right upon the happening of any event described in paragraph 14; whether an option shall be an incentive stock option; whether an option or stock appreciation right granted hereunder shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares to be subject to each installment, the date each installment shall become exercisable and the term of each installment; to accelerate the date of exercise of any installment; to determine whether shares may be issued upon exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; to determine the other terms and provisions of each option or stock appreciation right granted under the Plan; (ii) to construe the respective option certificates or stock appreciation right certificates and the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to make all other determinations deemed by it necessary or advisable for administering the Plan. The determinations of the Committee or the Board of Directors, as the case may be, on the matters referred to in this Section 4 shall be conclusive.

5.       ELIGIBILITY AND SELECTION

         Only key employees (including employees who are officers or directors) of the Corporation or of any of its subsidiaries are eligible to receive options or stock appreciation rights or both under the Plan. For the purposes of the Plan, the term "key employees" shall mean and include all persons who have responsibility in the management, administration or supervision of the business or affairs of the Corporation or any of its subsidiaries or are engaged in the development, sale, marketing or promotion of the services of the Corporation or any of its subsidiaries. Directors of the Corporation who are not employees of the Corporation or of a subsidiary are not eligible to receive options or stock appreciation rights under the Plan. In determining the employees to whom options or stock appreciation rights shall be granted under the Plan and the number of shares of Common Stock as to which options or stock appreciation rights may be granted to such employees, the Committee or the Board of Directors, as the case may be, shall consider the duties of the employees, their present and potential contributions to the success of the business of the Corporation, and such other factors as the Committee or the Board of Directors deem relevant in furthering the purposes of the granting of such options or stock appreciation rights and the interests of the Corporation. An employee may receive more than one option or stock appreciation right or both under the Plan.

6.       LIMITATIONS ON AMOUNT OF OPTIONS

         Except to the extent that the Board designates all or a portion of an option as a nonqualified stock option, the aggregate fair market value (determined as of the date the options are granted) of shares of Common Stock as to which options are exercisable for the first time by an individual during any calendar year (under this Plan and all other plans of the Corporation providing for the grant of options qualifying as "incentive stock options" under

Section 422 of the Code) shall not exceed $100,000. If an option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a non-qualified option pursuant to
Section 422(d)(1) of the Code.

7.       EXERCISE PRICE

         The exercise price for each share of Common Stock issuable upon the exercise of an option (other than nonqualified stock options, for which the exercise price must be a lawful consideration determined by the Committee or Board of Directors) granted under the Plan shall not be less than the fair market value (or in the case of an option granted to any person who, at the time of the grant of such option, is the owner of more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, not less than 110% of the fair market value) of a share of Common Stock at the time of granting of the option, as determined by the Committee or the Board of Directors, provided that the method of determination shall not be inconsistent with any regulations applicable to "incentive stock options" which may be promulgated by the Internal Revenue Service or the Secretary of the Treasury. The exercise price of a stock appreciation right related to an option shall be the price of the related option. The exercise price (which must be a lawful consideration) of a stock appreciation right not related to an option shall be determined by the Committee or Board of Directors at the time the stock appreciation right is granted.

8.       TERMS OF OPTIONS AND STOCK APPRECIATION RIGHTS

         Options and stock appreciation rights under the Plan shall be exercisable as shall be determined by the Committee or the Board of Directors, as the case may be, at the time of grant; PROVIDED, HOWEVER, that options and stock appreciation rights granted thereunder shall be exercisable for a period not exceeding ten (10) years from the date such option or stock appreciation right is granted; PROVIDED, HOWEVER, that an option granted to any person who, at the time such option is granted, is the owner of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, must expire no later than five (5) years after the date of grant of the option. Options and stock appreciation rights shall be subject to earlier termination as hereinafter provided.

9.       STOCK APPRECIATION RIGHTS

         Subject to and in accordance with the provisions of this Plan and the relevant instrument, (a) upon exercise of a stock appreciation right related to an option, the holder will be entitled to receive an amount equal to the excess of the fair market value of the shares covered by the related options surrendered, or portion thereof, over the aggregate option price of such shares, and (b) upon exercise of a stock appreciation right not related to an option, the holder will be entitled to receive an amount equal to the excess of the fair market value of the shares covered by the stock appreciation right over the aggregate exercise price of such stock appreciation right.

10.      EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

         Each option shall be exercised, in whole or in part, as to such number of shares of Common Stock and at such time or times as the Committee or the Board of Directors shall have determined at the time of grant. Except as provided in Sections 11 and 12 hereof, the holder of an option (other than a nonqualified stock option) may exercise the option only if the holder is at the time of exercise in the employ of the Corporation or a subsidiary of the Corporation or was employed within the proceeding three months before the date of exercise. Options shall be exercised only by the giving by the holder thereof of written notice to the Corporation at its principal office, or at such other office as may be designated by the Corporation, specifying the number of shares purchased and accompanied by payment in full by cash, certified or bank cashier's check, delivery of notes containing terms approved by the Committee or the Board of Directors, shares of Common Stock of the Corporation owned by the holder of the option (except upon the exercise of an option which was originally granted under the Corporation's Qualified Stock Option Plan), or by any other property, or in any other form, acceptable to the Committee of the

Board of Directors, as the case may be. An option may be exercised by an employee as to all or part of the shares covered thereby by surrendering for cancellation the option and any related stock appreciation right at the time of payment for shares purchased. Certificates representing the shares of stock purchased upon exercise shall be issued as promptly as practicable thereafter. The holder of an option shall not have any of the rights of a stockholder of the Corporation with respect to the shares of Common Stock issuable upon exercise of the option until one or more certificates evidencing such shares of Common Stock shall have been issued to the holder of the option. In no event may a fraction of a share be purchased or issued under the Plan.

         A stock appreciation right shall be exercisable on such date or dates and during such period as shall be determined pursuant to the provisions of the instrument evidencing such stock appreciation right. A stock appreciation right related to an option may be exercised only when the related option is eligible to be exercised and shall expire no later than the expiration of the related option. A stock appreciation right shall be exercised by the holder giving written notice thereof on the prescribed form and surrendering for cancellation the related option, if any.

11.      TERMINATION OF EMPLOYMENT

         Except as provided in Section 12, no option or stock appreciation right granted under the Plan shall be exercisable after the holder thereof shall have ceased to be an employee of the Corporation or any of its subsidiaries and, except as provided in Section 12, upon the termination of employment, any such option or stock appreciation right and all rights thereunder, to the extent that such rights shall not have been exercised, shall terminate immediately. Options and stock appreciation rights granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Corporation or of any subsidiary of the Corporation.

12.      EXERCISE UPON DEATH, DISABILITY OR RETIREMENT OF THE EMPLOYEE

     a. If the holder of an option or stock appreciation right dies while employed by the Corporation or any of its subsidiaries, the option or stock appreciation right may be exercised as to all shares subject to the option or stock appreciation right by the executor or administrator of such deceased employee or by such other person at the time entitled by law to the rights of such deceased employee under the option or stock appreciation right, at any time within six (6) months after death, but in no event after the expiration of the term of the option or stock appreciation right.

     b. In the event that the employment of the holder of any option or stock appreciation right by the Corporation or a subsidiary of the Corporation is terminated by reason of the "disability" of the holder of the option or stock appreciation right, the option or stock appreciation right may be exercised as to all shares subject to the option or stock appreciation right by the holder thereof at any time within six (6) months after the date of such termination of employment, but in no event after the expiration of the term of the option or stock appreciation right. For purposes of the Plan, the term "disability" shall mean a physical or mental disability as defined in Section 22(e)(3) of the Code.

     c. In the event that the employment of the holder of any option or stock appreciation right by the Corporation or a subsidiary of Corporation is terminated by reason of the retirement of the holder of the option or stock appreciation right, the option or stock appreciation right may be exercised (to the extent otherwise exercisable on the date of the retirement of the holder of the option or stock appreciation right) by the holder thereof at any time within three (3) months after the date of such retirement, but in no event after the expiration of the term of the option or stock appreciation right.

13.      NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

         Options and stock appreciation rights shall not be transferable otherwise than by the last will and testament of the holder of the option or stock appreciation right or the applicable laws of descent and distribution, and during the lifetime of the holder options and stock appreciation rights may be exercised only by the holder thereof. Options and stock appreciation rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation or law or otherwise) except to the extent expressly provided for in the Plan, and shall not be subject to execution, attachment or similar process.

         Any assignment, transfer, pledge, hypothecation or other disposition of any option or stock appreciation right attempted contrary to the provisions of this Plan, or any levy of execution, attachment or other process attempted upon an option or stock appreciation right, will be null and void and without effect. Any attempt to make such assignment, transfer, pledge, hypothecation or other disposition of an option or stock appreciation right or any attempt to make any such levy of execution, attachment or other process will cause the option or stock appreciation right to terminate immediately upon the happening of any such event if the Corporation, at any time, should, in the sole discretion of the Committee or the Board of Directors, so elect, by written notice to the employee or to the person then entitled to exercise the option or stock appreciation right under the provisions of Section 12 hereof; PROVIDED, HOWEVER, that any such termination of the option or stock appreciation right under the foregoing provisions of this Section 13 will not prejudice any rights or remedies which the Corporation or any subsidiary may have under the Plan, any certificate, instrument or otherwise.

14.      ADJUSTMENTS

         If (a) the Corporation shall at any time be involved in a transaction to which subsection (a) of Section 424 of the Code is applicable, (b) the Corporation shall declare a dividend payable in, or shall subdivide or combine its Common Stock, or (c) any other event shall occur which, in the judgment of the Committee or the Board of Directors, necessitates action by way of adjusting the terms of the outstanding options, the Committee or the Board of Directors, as the case may be, shall take any such action as in its judgment shall be necessary to preserve to the holders of options and stock appreciation rights, rights substantially proportionate to the rights existing prior to such event. To the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to options and/or stock appreciation rights outstanding under the Plan, the aggregate number of shares of Common Stock available under Section 2 of the Plan for issuance upon exercise of such outstanding options and exercise of such stock appreciation rights and of additional options and stock appreciation rights which may be granted shall be increased or decreased, as the case may be, proportionately. No action shall be taken by Committee or by the Board of Directors under the provisions of this
Section 14 which, in its judgment, would constitute a modification, extension or renewal of an option (within the meaning of Section 424(h) of the Code), other than a nonqualified stock option, or would prevent an option from qualifying as an "incentive stock option" (within the meaning of Section 422 of the Code). The determination of the Committee or the Board of Directors, as the case may be, with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each holder of an option or stock appreciation right under the Plan.

15.      TERMINATION AND AMENDMENT OF THE PLAN

     a. Unless sooner terminated, as hereinafter provided, this Plan shall terminate on July 28, 2003, and no options or stock appreciation rights shall be granted hereunder after that date. The Board of Directors may, without further approval by the stockholders, at any time terminate or amend this Plan without notice, or make such modifications of this Plan as it shall deem advisable; provided, however, that the Board of Directors may not, without prior approval by the holders of a majority of the outstanding shares of Common Stock of the Corporation, (i) increase the maximum number of shares of Common Stock as to which options or stock appreciation rights or both may be granted under the Plan (except as contemplated by the provisions of Section 14 hereof), (ii) extend the term during which options or stock appreciation rights or both may be granted under the Plan (except as provided in Paragraph (c) of this Section 15), (iii) permit the exercise of an option or stock appreciation right after the date on which such option or stock appreciation right would otherwise terminate pursuant to the terms thereof; or (iv) reduce the exercise price per share to less than the fair market value of a share of Common Stock on the date the option (other than a nonqualified stock option) is granted, or, in the case of any option (other than a nonqualified stock option) granted to an individual who, on the date of the grant of the option, is the owner of more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, 110% of the fair market value of a share of Common Stock (except, in both cases, as contemplated by the provisions of Section 14 hereof). No termination, amendment or modification of the Plan may, without the consent of the person to whom any option and/or stock appreciation right theretofore has been granted, adversely affect the rights of such person under such option or stock appreciation right or any unexercised portion thereof.

     b.   Notwithstanding  the  limitation  set forth in  Paragraph  (a) of this
          Section 15, the Plan and any option and the number of shares as to which any option under the Plan shall have been granted may be reduced, retroactively at any time, to conform to the provisions of the Code and the regulations promulgated thereunder, in order that options (other than those designated nonqualified stock options) under the Plan may qualify as "incentive stock options" within the meaning of the Section 422 of the Code, and no such amendment shall be considered prejudicial to the rights of any holder of an option.

     c. Notwithstanding anything to the contrary contained in this Plan, the period during which options may be granted under the Plan may be extended by the Board of Directors (without stockholder approval) to such later date within which options granted under the Plan may qualify as "incentive stock options" under the Code.

16. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS AND STOCK APPRECIATION RIGHTS OF CERTAIN CONSTITUENT CORPORATIONS

         Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options and new stock appreciation rights for prior stock appreciation rights of a constituent corporation (as hereinafter defined) or assume the prior options or stock appreciation rights or both of such constituent corporation. The term "constituent corporation" shall mean any corporation which has been merged into or consolidated with the Corporation, or whose assets or stock have been purchased or acquired by or liquidated into the Corporation or by or into one or more subsidiaries of the Corporation, or any parent or any subsidiary of any such corporation.

17.      INDEMNIFICATION COMMITTEE

         In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option or stock appreciation rights granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceedings, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

18.      EFFECTIVENESS OF THE PLAN

         The plan shall become effective upon adoption by the Board of Directors of the Corporation; provided, however, that the Plan shall be submitted for approval by the stockholders of the Corporation no later than twelve (12) months after the date of adoption of the Plan by the Board of Directors. Should the stockholders of the Corporation fail to approve the Plan within such twelve-month period, all options and/or stock appreciation rights granted thereunder shall be and become null and void.

                                    SYMS CORP
                                AMENDMENT TO THE
                              AMENDED AND RESTATED
                  INCENTIVE STOCK OPTION AND APPRECIATION PLAN



         The first sentence of Paragraph 2 of the Amended and Restated Incentive Stock Option and Appreciation Plan (the "Plan") of Syms Corp, a New Jersey corporation (the "Corporation"), adopted by the Board, in March 1986, and approved by the stockholders, in May 1986, further amended by the Board in November 1987, and further amended in May 1993 upon approval of both the Board and the stockholders, is hereby deleted in its entirety and the following substituted in lieu thereof:

2.  SHARES SUBJECT TO THE PLAN.

         Subject to the provisions of Section 14 of the Plan, the aggregate of 1,500,000 shares of Common Stock, par value $.05 per share, of the Corporation ("Common Stock"), are available for the granting of stock appreciation rights and issuance upon the exercise of options under the Plan.

                                   SYMS CORP

                 ANNUAL MEETING OF SHAREHOLDERS - JULY 17, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Syms Corp, a New Jersey corporation (the "Company"), hereby appoints Sy Syms and Marcy Syms, and each of them with full power to act without the other, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all shares of common stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company (receipt of a copy of the Notice of such meeting, and Proxy Statement being acknowledged) on July 17, 2003 at 10:30 a.m., at the offices of Syms Corp, Syms Way, Secaucus, New Jersey 07094, upon the following matters and upon such other business as may properly come before the meeting and any and all adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares. The undersigned hereby revokes any proxy previously given with respect to such shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" EACH OF THE PROPOSALS. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                                                                   -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------
                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                                   SYMS CORP

                                 JULY 17, 2003




                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.




                Please detach and mail in the envelope provided.


--------------------------------------------------------------------------------

  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

1. The election of the following persons as Directors of the Company to serve for the respective terms set forth in the accompanying Proxy Statement:

                                        NOMINEES:
|_| FOR ALL NOMINEES                    O Sy Syms
                                        O Marcy Syms
|_| WITHHOLD AUTHORITY                  O Antone F. Moreira
    FOR ALL NOMINEES                    O Harvey A. Weinberg
                                        O David A. Messer
|_| FOR ALL EXCEPT                      O Wilbur L. Ross, Jr.
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O
--------------------------------------------------------------------------------









                                                            FOR AGAINST ABSTAIN

2.  To  ratify  the  appointment  of BDO  Seidman,  LLP as  |_|   |_|      |_|
    independent accountants of the Company for the fiscal year ending February 28, 2004.

3.  To approve an  amendment  to the Syms Corp Amended and  |_|   |_|      |_|
    Restated Incentive Stock Option and Appreciation Plan extending the term of the Plan from July 28, 2003 to July 28, 2013.

4. In their discretion with respect to any other matter that may properly come before the meeting or any and all adjournment(s) or postponement(s) thereof.






--------------------------------------------------------------------------------
To change the address on your account,  please check the box at right and indicate  your new address in the address space
above. Please note that changes to the registered name(s) on      |_|
the account may not be submitted via this method.
--------------------------------------------------------------------------------


Signature of Shareholder ___________________________ Date: ________________

Signature of Shareholder ___________________________ Date: ________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.